As filed with the Securities and Exchange Commission on April 29, 1998

                                                          SEC File Nos.  2-36663
                                                                        811-2046
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                            [ ]

     Post-Effective Amendment No.  38                       [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 24                                       [X]


                                   MAP-EQUITY FUND
                  (Exact name of Registrant as specified in charter)

                                   520 Broad Street
                            Newark, New Jersey 07102-3111
                       (Address of principal executive offices)

          Registrant's Telephone Number, including Area Code 1-800-559-5535

                                 KATHLEEN M. KOERBER
                                      President
                                   MAP-Equity Fund
                                   520 Broad Street
                            Newark, New Jersey 07102-3111
                       (Name and address of agent for service)

                     Please send copies of all communications to:

                                 PAUL J. MASON, Esq.
                           Sutherland, Asbill & Brennan LLP
                            1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004-2515

     This filing shall become effective on May 1, 1998, pursuant to Rule 485(b) under the Securities Act of 1933.

--------------------------------------------------------------------------------

                                   MAP-EQUITY FUND

--------------------------------------------------------------------------------

                                CROSS REFERENCE SHEET

     Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-1A.

     Item Number         Heading in Prospectus

          1              Cover Page

          2              Fee Table

          3              Financial Highlights;
                         Performance Related Information

          4              General History; Investment Policies

          5              Management

          6              Rights Accompanying Fund Shares;
                         Cover Page; Tax Considerations

          7              How to Purchase Fund shares;
                         How the Offering Price is Determined;
                         How to Arrange Periodic Investments;
                         How to Exchange Fund Shares;
                         Retirement Plans;
                         How to Authorize Telephone Exchanges;

          8              How to Redeem Fund Shares;
                         How to Arrange Periodic Withdrawals;

          9                        *

--------------------------------------------------------------------------------

*    Indicates inapplicable or negative.

                                MAP-EQUITY FUND


    MAP-Equity Fund (the "Fund"), is an open-end, diversified management investment company. Its primary investment objective is long-term appreciation of capital. It seeks to achieve this objective by investing predominantly in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund also seeks to earn income, but this is a secondary objective. To the extent that management believes it would best achieve the Fund's objectives, the Fund may adopt a defensive position and hold its assets in cash or in other kinds of securities such as preferred stocks, bonds, debentures, notes, government obligations, or other evidences of indebtedness. See "Investment Policies".


    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE FROM FIRST PRIORITY INVESTMENT CORPORATION, 520 BROAD STREET, NEWARK, NEW JERSEY 07102, ATTN: MAP-EQUITY FUND, OR BY TELEPHONING 1-800-559-5535.

    Shareholder inquiries may be made to State Street Bank & Trust Company at 1-800-343-0529.

                               TABLE OF CONTENTS

                                                    PAGE

FEE TABLE......................................           2
FINANCIAL HIGHLIGHTS...........................           3
PERFORMANCE RELATED INFORMATION................           4
INVESTMENT POLICIES............................           4
GENERAL HISTORY................................           6
MANAGEMENT.....................................           6
Preparing for the Year 2000....................           7
SHARES.........................................           7
How to Purchase Fund Shares....................           7
How the Offering Price is Determined...........           9


                                                    PAGE

How to Arrange Periodic Investments............          11
Retirement Plans...............................          11
How to Exchange Fund Shares....................          11
How to Authorize Telephone Exchanges...........          12
How to Redeem Fund Shares......................          13
How to Arrange Periodic Withdrawals............          15
Rights Accompanying Fund Shares................          15
TAX CONSIDERATIONS.............................          16
STATEMENT OF ADDITIONAL INFORMATION -- Table of
  Contents.....................................          17


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PURCHASES OF THE FUND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


    THE DATE OF THIS PROSPECTUS AND THE DATE OF THE STATEMENT OF ADDITIONAL
                          INFORMATION IS MAY 1, 1998.

                                MAP-EQUITY FUND
                                   FEE TABLE

    The purpose of the Fee Table below is to help shareholders investing in the Fund to understand the various Fund expenses that are, in effect, passed on to the shareholders. The Fee Table, including the Example below, shows the maximum sales load, and the expenses that are deducted from the assets of the Fund. For a description of the sales load, the expenses and the services provided to the Fund, see "Management" and "Shares".


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)*............      4.75%
Exchange fee**..........................................................................  $    4.50

ANNUAL FUND OPERATING EXPENSES (1996)

(As a Percentage of Average Net Assets)
Management fees.........................................................................      0.51%
Other expenses..........................................................................      0.31%
                                                                                          ---------
Total...................................................................................      0.82%
                                                                                          ---------
                                                                                          ---------


EXAMPLE

    A $1,000 investment in the Fund would be subject to the expenses indicated, including the maximum sales load, assuming (1) a 5% annual return and (2) redemption (no charges are imposed upon redemption) at the end of each time period shown:


    1 YEAR     3 YEARS      5 YEARS     10 YEARS
-----------  -----------  -----------  -----------
 $      55    $      72    $      91    $     144


    This Example should not be considered a representation of past or future expenses for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.
------------

  * There are certain circumstances under which the sales load may be reduced or may not be applicable. (See "Shares".)

 ** There is a $4.50 fee per exchange in excess of the first four exchanges per year deducted from the Shareholder's Account in the fund from which the exchange took place. (See "How to Exchange Fund Shares".)

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND

    Selected data for each share of capital stock outstanding throughout the years indicated:


                                                                         YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------------------
                                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year...... $ 20.66  $ 19.36  $ 16.67  $ 18.13  $ 20.02  $ 19.66  $ 15.84  $ 17.46  $ 14.27  $ 11.65
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income...................    0.28     0.36     0.43     0.37     0.36     0.42     0.49     0.52     0.36     0.32
Net realized and unrealized gain (loss)
  on investments........................    5.49     4.16     4.90     0.13     1.32     1.65     3.87    (1.41)    3.68     3.13
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease) in net assets
  from operations.......................    5.77     4.52     5.33     0.50     1.68     2.07     4.36    (0.89)    4.04     3.45
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Dividends from net investment income....   (0.29)   (0.36)   (0.43)   (0.37)   (0.36)   (0.43)   (0.49)   (0.54)   (0.41)   (0.31)
Distributions from net realized gain
  from security transactions............   (3.41)   (2.86)   (2.07)   (1.59)   (3.21)   (1.28)   (0.05)   (0.19)   (0.44)   (0.52)
Distribution in excess of net investment
  income (see Note A)...................      --       --    (0.14)      --       --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions.....................   (3.70)   (3.22)   (2.64)   (1.96)   (3.57)   (1.71)   (0.54)   (0.73)   (0.85)   (0.83)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of Year............ $ 22.73  $ 20.66  $ 19.36  $ 16.67  $ 18.13  $ 20.02  $ 19.66  $ 15.84  $ 17.46  $ 14.27
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Return(1).........................   27.99%   23.82%   32.50%    2.76%    8.67%   10.53%   27.69%   -5.09%   28.18%   29.92%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Year (thousands)..... $94,172  $73,591  $60,467  $48,130  $49,438  $48,602  $46,228  $37,148  $35,947  $20,752
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets................................    0.82%    0.74%    0.81%    1.07%    1.04%    1.01%    0.85%    1.01%    1.45%    1.52%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets....................    1.18%    1.82%    2.30%    2.03%    1.76%    2.01%    2.69%    3.32%    2.47%    2.57%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Portfolio Turnover Rate.................   57.57%   52.88%   39.40%   39.31%   19.55%   17.60%    9.12%    6.22%   14.34%   16.85%
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Average Commission Rate Paid............ $0.0235  $0.0261       --       --       --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------


---------------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.


See notes to financial statements, which are incorporated by reference into the Statement of Additional Information.



The information for the five years ended December 31, 1997 in the table above is taken from the Fund's audited financial statements, which have been incorporated by reference into the Fund's Statement of Additional Information from the Fund's 1997 Annual Report to Shareholders. Further information about the Fund's performance is also contained in the Annual Report. The Fund will furnish, without charge, an additional copy of the Annual Report upon request made to:
First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

                        PERFORMANCE RELATED INFORMATION

    The Fund may from time to time advertise "average annual total return" in advertising and other types of literature. Average annual total return measures the change in the value of an investment in the Fund's shares over the period illustrated. This performance related information is based upon the Fund's past performance and the investment return, and assumes all dividends and distributions are reinvested at net asset value. The principal value of an investment in the Fund's shares will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost, and past performance should not be considered as a representation of future results.


    When the Fund advertises its average annual total return, it will be calculated for one year, five years and ten years. Other time periods may also be illustrated. Average annual total return is calculated by comparing the value of a hypothetical $1,000 investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period, assuming a redemption of all shares at the end of the period. The performance figures include the deduction of the sales load and reflect all Fund expenses and fees (see "Management" and "Shares").


    In order to calculate average annual total return, the redeemable value of the hypothetical $1,000 Fund investment at the end of the period illustrated is divided by that investment at the beginning of the period. The resulting total growth rate for the period is then annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value taking into account the effect of compounding. The method of calculating average annual total return is described in the Fund's Statement of Additional Information, "Calculation of Performance Data".

    The Fund may, from time to time, advertise or include in sales literature Fund performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparison performance rankings and unmanaged market indices, appears in the Fund's Statement of Additional Information, "Calculation of Performance Data".

                              INVESTMENT POLICIES

    The Fund was incorporated under the laws of Delaware on March 6, 1970. The Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company, commonly known as a "mutual fund". As do other mutual funds, the Fund sells its own shares of stock continuously and invests the proceeds in securities of various other companies in an effort to achieve financial gain.

    The Fund, like other mutual funds, provides an opportunity to:

    1. invest in securities of a variety of companies and industries on a diversified and collective basis, and

    2. receive continuous professional investment management.

    The Fund's primary investment objective is long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective. Since investment involves both opportunities for gain and risks of loss, no assurance can be given that the Fund will achieve its objectives.

    In seeking to achieve its investment objectives, it is the Fund's policy to invest primarily in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. Common stocks represent ownership interests and fluctuate in value depending on such factors as the performance of the companies whose securities are held and general economic conditions.

    Securities convertible into or exchangeable for common stocks consist primarily of warrants and bonds or preferred stocks that have warrants attached, or that are exchangeable into a specified number of shares of common stock.

    In selecting specific securities for investment, emphasis is placed on securities that are out of favor where a catalyst exists for turning disappointment into opportunity. Any number of factors can indicate value. These can include statistical indications such as relatively low multiples of book value or cash flow. More fundamental factors include industry consolidations and large tax loss carry forwards on the books of companies that are moving toward profitability. On a seasonal basis, in December there is often value in stocks that have performed poorly during the year that are further depressed by year-end tax selling. Value can also be reflected by a competitive advantage such as a brand name, a license or a copyright. These businesses usually require only modest capital investment and little debt, producing enough cash to spend substantial sums in product development and marketing.

    Besides value, emphasis is also placed on the presence of a catalyst that will unlock a company's potential. Management changes, published purchases by officers, write-offs, restructuring, employee reductions, sales of underperforming assets, larger stock repurchases by a company, and tax law changes on such things as capital gains and investment tax credits are examples of events which might indicate the potential for positive developments.

    Importance is placed on assessing the judgment, quality, and integrity of management, such as the way management has allocated capital over a long period of time and whether management has repurchased shares when returns have warranted it. Also important are the track record of product development, and managers who have a substantial personal investment in the enterprise, taking most of their compensation in incentives, and placing more emphasis on profitability than growth.

    The Fund diversifies its investments among a number of industries and companies in order to spread the normal risks of investing in securities. The degree of diversification may be varied, within the limits of the Fund's investment restrictions, to best achieve the Fund's objectives.

    There may be periods during which the Fund's investment adviser has determined that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities). During such periods the Fund may adopt a defensive position and hold its assets in cash or in other kinds of securities such as preferred stocks, bonds, debentures, notes, government obligations, or other evidences of indebtedness.

    Investments are made primarily in securities traded on national securities exchanges and, to a lesser extent, in securities traded in the "over-the-counter" market.


    The Fund normally holds its investments for a relatively long period of time in seeking its objective of long-term capital appreciation. However, investments may be sold whenever the Fund's investment adviser believes that the opportunity for current profits or the risk of market decline outweighs the prospect of long-term and short-term capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits. To the extent that the Fund engages in short-term trading, it incurs greater brokerage charges than would otherwise be the case.

    The investment objectives and policies stated above may be changed without shareholder approval. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is subject to certain investment restrictions which are considered fundamental policies of the Fund and which may not be changed without the approval by vote of a majority of the Fund's shareholders. These fundamental investment restrictions are described in the Statement of Additional Information, "Investment Restrictions".

                                GENERAL HISTORY


    The Fund was organized in 1970 by Mutual Benefit Life Insurance Company ("Mutual Benefit Life") which provided its initial investment capital. MBL Life Assurance Corporation ("MBL Life") is the successor to Mutual Benefit Life's stock ownership interest in the Fund. As of April 1, 1998, MBL Life owned 50% of the Fund's outstanding shares. The percentage of ownership interest may be reduced over time. Such a percentage of ownership may be deemed to constitute "control" of the Fund, as that term is defined in the Investment Company Act of 1940. Since May 1, 1994, the stock of MBL Life has been part of a Stock Trust, with the Commissioner of Banking and Insurance of New Jersey as the sole Trustee.


                                   MANAGEMENT

    The Fund's Board of Directors and Officers are responsible for its management. The Officers carry out the day-to-day functions, subject to the supervision of the Fund's Board of Directors, which has final responsibility for the management of the Fund's affairs and which exercises such responsibility between meetings through its Executive Committee.

    The Fund's investment adviser is Markston Investment Management ("Markston"), 1 North Lexington Avenue, White Plains, New York 10601. Markston is a partnership between Markston International, Inc. and MBL Sales Corporation, an indirect subsidiary of MBL Life. Markston is a registered investment adviser under the Investment Advisers Act of 1940.


    Investment decisions for the Fund have been made by three individuals (Michael Mullarkey, John Stone, and Roger Lob) since 1987, and by two of those three (Mullarkey and Stone) since 1981. Michael Mullarkey and John Stone are founders of Markston. Michael Mullarkey currently is the Fund's primary portfolio manager.



    Fund assets are divided among the three managers within certain parameters. Markston reviews this asset allocation by manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each manager. This three-manager investment structure achieves the Fund's objective of prudent diversification while allowing each manager to focus his research on a limited number of companies.


    Under the Investment Advisory Agreement, Markston provides the Fund with investment advisory and management services and, subject to the authority of the Board of Directors, is responsible for overall management of the Fund's business affairs. A description of the services provided by Markston pursuant to this Agreement appears in the Fund's Statement of Additional Information, "Investment Advisory and Other Services".


    For the services rendered to the Fund, Markston receives a periodic fee, adjusted for investment performance, on the basis of a percentage of net assets. A description of how the fee is computed appears in the Fund's Statement of Additional Information, "Investment Advisory and Other Services". During 1997, Markston received from the Fund an advisory fee of .51% of the Fund's average net assets for that year.

    The Fund pays all expenses incurred in its operation not assumed by Markston or the Fund's distributor. The Fund's total operating expenses for the year ended December 31, 1997, including advisory fees, were .82% of the Fund's average net assets for that year.


    Markston also serves as investment adviser for MBL Growth Fund, Inc., a mutual fund whose shares are available for purchase only through separate accounts of life insurance companies. Markston also acts as investment adviser for equity investments of MBL Life and other advisory clients.

    State Street Bank & Trust Company ("State Street Bank"), P.O. Box 8500, Boston, Massachusetts 02266-8500, is custodian of the Fund's investment securities and other assets and also serves as the Fund's transfer agent and dividend disbursing agent.


PREPARING FOR THE YEAR 2000



    The Fund relies on service providers, including, among others, its investment adviser, custodian and transfer agent for the systems and resources necessary to perform the shareholder services described in this prospectus. The Fund has confirmed with its service providers that they have developed and are in the process of implementing a Year 2000 transition plan. The resources being devoted to this effort by these service providers are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted or the outcome of these efforts will have a negative impact on the Fund. However, as of the date of this prospectus, it is not anticipated that the shareholders will experience any negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The service providers currently anticipate that their systems will be Year 2000 compliant on or about January 1, 1999, but there can be no assurance that these service providers will be successful or that interaction with the service providers will not impair the Fund's ability to meet shareholder requirements at that time.


                                     SHARES

HOW TO PURCHASE FUND SHARES

    First Priority Investment Corporation ("First Priority"), a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the distributor of the Fund. First Priority, incorporated in 1993 under the laws of New Jersey, is a wholly-owned indirect subsidiary of MBL Life. First Priority's principal office is 520 Broad Street, Newark, New Jersey 07102.

    Fund shares are sold in a continuous offering and may be purchased through First Priority or through other registered securities dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with First Priority.

    Upon acceptance of an application, an open account is automatically created for each shareholder permitting additional purchases to be made at any time without completing a new application. A shareholder should forward such additional purchase orders directly to: STATE STREET BANK, P.O. BOX 8500, BOSTON, MASSACHUSETTS 02266-8500.

    Shares may be purchased by one of the following methods:

    BY MAIL.    Prospective purchasers may apply for Fund shares by submitting a completed application and payment to their broker-dealer who will then forward the application and payments to State Street Bank. All purchases made by check should be in U.S. dollars and made payable to MAP-Equity Fund or State Street Bank & Trust Company. Checks made payable to parties other than MAP-Equity Fund or State Street Bank which are in turn endorsed by and used to make a Fund purchase for a shareholder (i.e. "third party checks") will not be accepted. All applications for purchases are subject to acceptance by the broker-dealer, and the Fund, and are filled by buying shares at an offering price based on the per share net asset value next computed after the application has been received and accepted at State Street Bank's offices in Boston, Massachusetts.


    BY TELEPHONE.    Initial and subsequent purchases of $1,000 or more may be
made by wire (telephone) through your broker-dealer, who will phone in the order to State Street Bank. Orders received in this manner by State Street Bank, on or before 4:00 p.m. Eastern Time, will be filled by buying shares at an offering price based on the per share net asset value computed after 4:00 p.m. that day. Orders received after 4:00 p.m. will receive the price computed on the next day the net asset value is computed.


    BY FEDERAL FUNDS WIRE.    Investors may open an account and make share
purchases by having their bank wire Federal Funds to the Transfer Agent. Purchases with Federal Funds received by the Transfer Agent prior to the determination of net asset value will be effective on the day the Funds are received. Purchases with Federal Funds received after the determination of net asset value will be effective the next day the Transfer Agent is open for business. (See "Net Asset Value".) To invest by Federal Funds wire, you should take the following steps:

1.  Call the Transfer Agent at the following number:

                1-800-343-0529

   Ask for MAP-Equity Fund. The Transfer Agent will request the name, address and social security number that will appear on the account and will give you a Shareholder Account Number.

2. Your bank should be instructed to wire transfer Federal Funds in the specified amount (not less than $1,000) to the Transfer Agent as follows:

              STATE STREET BOS/ABA #011-00002B
              ATTN.: MUTUAL FUNDS DIVISION
              MAP-EQUITY FUND
              SHAREHOLDER NAME
              SHAREHOLDER ACCOUNT NUMBER

3. Promptly complete the Application accompanying this Prospectus and mail it to:

              MAP-EQUITY FUND
              C/O STATE STREET BANK AND TRUST COMPANY
              P.O. BOX 8500
              BOSTON, MA 02266-8500


    Be sure to indicate on the Application that funds were previously sent by Federal Funds wire and include the date and amount of the wire together with all the information requested by the Application.


    Share purchases by Federal Funds wire may only be effected on a day when the Transfer Agent and the Federal Reserve Bank of Boston are both open for business.

    BY BANK WIRE.    Investors should follow the same procedures as are outlined above (by Federal Funds Wire) to purchase shares by bank wire. It may not be possible, however, to convert funds received by bank wire into Federal Funds on the same day. If not, they normally will be converted the next day the Transfer Agent is open for business, and shares will be purchased at that time, as described above.

    Additional Factors

    Subsequent investments of $50 or more may be made by following the above procedures, except that when purchasing shares by Federal Funds Wire or Bank Wire, investors need not call the Transfer Agent in advance as when an initial investment is made. As banks normally charge a fee for wire transfers, it may be preferable to wire funds only when larger investments are made.

    STREET NAME ACCOUNTS.    Fund shares may be purchased by investors in
"street name" through their broker-dealer, whereupon the shares will be registered in the name of the broker-dealer for the benefit of the investor. These shares may not be transferred to other street name accounts unless the chosen broker-dealer has or will execute a selling agreement with First Priority. Otherwise, the shares must either remain with the original broker-dealer, or in the alternative, be transferred into the investor's name or redeemed. In order to transfer street name shares between dealers with executed selling agreements, the original broker-dealer must make the transfer. The Fund's transfer agent should be contacted for the necessary forms. There is no charge for this service by either the Fund or the transfer agent, although the broker-dealer(s) involved may charge a fee.

    Payments for street name trades are made payable to the broker-dealer, who in turn settles the trade with State Street Bank by normal settlement date. Broker-dealers, including First Priority, normally forward such payment on the day prior to settlement, and therefore may benefit from the temporary use of funds where payment is made prior thereto. All orders are subject to acceptance by the Fund, First Priority or State Street Bank.


    The minimum initial purchase is $250, and additional purchases may be made in amounts of $50 or more. Initial and subsequent purchase orders of more than $1,000 may be wired to First Priority at the option of the purchaser. Smaller purchases are permitted under periodic investment plans and Individual Retirement Accounts discussed below. Investments made for participants under a pension, profit-sharing or other employee benefit plan or trust meeting the requirements of Section 401 of the Code may be less than the minimum purchase requirements of the Fund, if the average investment for all participants under the plan or trust meets such minimum purchase requirements. The Fund's Board of Directors reserves the right to change or waive the minimum purchase requirements.


HOW THE OFFERING PRICE IS DETERMINED

    The offering price of Fund shares varies up or down with the value of the Fund's investments, and is equal to the net asset value plus a sales charge. The net asset value of Fund shares is computed by dividing the value of the Fund's investment securities, plus cash and all other assets, less all liabilities, by the number of Fund shares outstanding. The value of the Fund's investment securities is generally their market value for securities traded on a national securities exchange or over-the-counter and for which there are readily available market quotations, amortized cost for debt securities having a remaining maturity of 60 days or less, or fair value as calculated by the Fund's Board of Directors for all other securities or assets. A more detailed description of the methods of valuing the Fund's investment securities appears in the Fund's Statement of Additional Information, "Pricing of Securities".

    The net asset value is computed on each day on which the New York Stock Exchange is open for trading, as of the close of regular trading of that Exchange. Purchase orders received by the transfer agent before the close of regular trading on any day when the Fund's net asset value is calculated are filled at an offering price based on the per share net asset value computed on that day. Purchase orders received by the transfer agent after the close of regular trading, or on a day on which the net asset value is not computed, are filled at an offering price based on the per share net asset value computed as of the close of trading on the next day of trading.

    A sales charge of a maximum of 4.75% of the offering price, or 4.99% of the amount invested, is added to the net asset value. First Priority reallows to dealers approximately 82% of any sales charge on shares purchased through such dealers. From time to time, the reallowance percentage may be increased up to 100% of the sales charge as a sales incentive available to all dealers with a Selling Agreement with First Priority. The sales charge is reduced on purchases of $50,000 or more as follows:

                                                         %             %        DEALER REALLOWANCE AS
                                                    OF OFFERING    OF AMOUNT            % OF
AMOUNT OF PURCHASE                                     PRICE       INVESTED        OFFERING PRICE
--------------------------------------------------  -----------  -------------  ---------------------
$       0 -- 49,999...............................       4.75%         4.99%              3.90%
$  50,000 -- 99,999...............................       4.25%         4.44%              3.50%
$ 100,000 -- 249,999..............................       3.60%         3.73%              2.95%
$ 250,000 -- 499,999..............................       2.40%         2.46%              2.00%
$ 500,000 -- 999,999..............................       1.60%         1.63%              1.30%
$1,000,000 & over.................................       1.00%         1.01%               .80%

    Shares may be purchased at net asset value by certain officers, employees, directors, the spouses and minor children of such officers, employees or directors, and full-time sales representatives associated with the Fund, First Priority, Markston, MBL Life and their affiliates.

    Shares may also be purchased at net asset value a) by registered representatives of dealers who have selling agreements with First Priority and who are purchasing shares for their own accounts only; b) by participants in certain group trusts for employer-sponsored 401(k) retirement plans; c) through investment advisers registered with the SEC and/or appropriate state authorities who charge a fee for their advisory services, and who clear such share transactions through a broker-dealer (which may impose transaction fees with respect to such transactions) having a selling group agreement with First Priority, the Fund's Distributor; d) through accounts opened by a broker-dealer, bank, trust company or thrift institution acting as a fiduciary with respect to such accounts, provided that appropriate notification of such fiduciary relationship is reported at the time of investment to First Priority and the Fund's transfer agent; e) by investors purchasing shares with retirement proceeds withdrawn or redeemed without imposition of a moratorium charge from fixed insurance or fixed annuity products issued by Mutual Benefit Life, which products were assumptively reinsured by MBL Life; and f) by investors who are policyholders, contractholders, annuitants or participants under contracts of MBL Life, where MBL Life maintains such participant records. Shares may be purchased at net asset value because of reduced distribution costs associated with these arrangements.

    Certain reductions in sales charges based upon an aggregate of Fund shares purchased may be available to other persons under rights of accumulation or combination and by letters of intent. Under the accumulation privilege, the applicable sales charge is determined by adding the current net asset value of any shares already owned by the shareholder to the amount of the new purchase. The corresponding percentage factor set forth above is then applied to the amount of the new purchase. Under the combination privilege, purchases made by an individual, or by an individual, his or her spouse and children under age 21 purchasing shares for his or her or their own account, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account will be treated as purchases made by a single shareholder in calculating the sales charge. Reduced sales charges are also applicable to total purchases made within a 13-month period by a purchaser who establishes a Letter of Intent by completing the proper section of the Fund's application. The Letter of Intent indicates the amount which the shareholder intends (but is not obligated) to purchase and provides that the sales charges on all purchases made during the period will be computed as though the total amount had been purchased at one time. The reduced charges under the above plans will be available only if proper notification is given with each purchase. A more detailed description of these special purchase plans and methods appears in the Fund's Statement of Additional Information, "Reduction in Sales Charge". The Fund's Statement of Additional Information may be obtained upon request made to: FIRST PRIORITY INVESTMENT CORPORATION, 520 BROAD STREET, NEWARK, NEW JERSEY 07102, ATTN: MAP-EQUITY FUND, OR BY TELEPHONING 1-800-559-5535.

    After each purchase, a shareholder receives a written statement of the number of shares purchased and the aggregate number of shares currently held. A shareholder may obtain stock certificates, for full shares, representing all or part of his or her holdings, by written request to the transfer agent. However, shares for which a shareholder is holding stock certificates are not eligible for the exchange privilege. The shareholder must return the certificates before shares can be exchanged. (See "How to Exchange Fund Shares".)

HOW TO ARRANGE PERIODIC INVESTMENTS


    First Priority makes available to investors an Automatic Monthly Investment Plan. An investor wishing to make systematic monthly investments of $25 or more may establish an accumulation program with an initial investment of not less than $25. Thereafter, regular monthly investments are made electronically through the Automated Clearing House. An investor may request this feature for a new account by completing the proper section of the Fund's application. For existing accounts, forms are available from First Priority or its sales representatives. The investor may terminate systematic monthly investments at any time without penalty by proper written request to the transfer agent. Administrative costs for this Plan are borne by the Fund.


    An investor may arrange to invest in shares of the Fund under a payroll deduction plan established by his or her employer, in which case the minimum purchase requirements for an Automatic Monthly Investment Plan would also apply.

RETIREMENT PLANS

    Shares of the Fund may be used as a funding medium under the following retirement plans:

    1. retirement plans qualified for special tax treatment under Section 401 of the Code and adopted by corporations or self-employed individuals;


    2. Individual Retirement Accounts ("IRA Plans") qualified under Section 408(a) and Roth IRAs qualified under Section 408A of the Code; and


    3. retirement programs qualified under Section 403(b)(7) of the Code and established for employees of certain educational institutions or organizations described in Section 501(c)(3) of the Code.

    A more detailed description of such arrangements appears in the Fund's Statement of Additional Information, "Retirement Plans".

HOW TO EXCHANGE FUND SHARES

    Shareholders may exchange shares of the Fund for shares of MAP-Government Fund, Inc. ("MGF"), a money market fund, in accordance with the terms of this Prospectus and the then current MGF prospectus. MGF shareholders may also exchange shares of MGF for shares of the Fund, and reinvest any shares exchanged. Shares of the Fund, including shares acquired through reinvestment of dividends or capital gains distribution, which have been exchanged for MGF shares may be reinvested in the Fund without an additional sales charge.

    Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request is received by State Street Bank, if such request is received prior to 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. will be valued as of the close of business on the next business day. Shares to be purchased will also be valued as of the close of business on the day that an exchange request is received, if received prior to 4:00 p.m. Eastern Time. MGF shares are purchased without a sales charge.

    Exchanges are subject to the following restrictions:

    (a)Exchange requests may be in writing, if in proper form (signed exactly as the account is registered and with a signature guarantee if the amount to be exchanged exceeds $25,000); or by telephone, if the shareholder has submitted a completed Telephone Exchange Authorization Form and gives proper account identification.

    (b)The minimum amount permitted for each exchange between existing accounts is $50.

    (c)The minimum amount permitted for an exchange which establishes a new Fund account is $250. Exchanges establishing a Fund account for investment by a retirement plan cannot be effected unless the MGF account was established pursuant to a retirement plan.

    (d)A shareholder may exchange shares four times per calendar year free of charge. For exchanges in excess of four, the State Street Bank service fee of $4.50, normally borne by the Fund or MGF, will be charged to the shareholder. The service fee will be deducted from the Shareholder's Account in the fund from which the exchange took place.

    (e)Shares of MGF which are exchanged for Fund shares for the first time are subject to the applicable sales charge. If a MGF account has a combination of (1) directly-deposited shares and (2) shares transferred from the Fund, any transfer of shares from MGF to the Fund would be taken first from shares in category (2).


    The current prospectus for MGF and current information concerning the operation of the exchange privilege are available through First Priority or through any dealer who has executed a selling agreement with First Priority. Before exchanging shares, investors should review the MGF prospectus and consider the differences in investment objectives and policies. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND COULD RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.


    The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by either fund upon 60 days' notice except that no notice will be given under extraordinary circumstances, as permitted by applicable law.

HOW TO AUTHORIZE TELEPHONE EXCHANGES

    Shareholders who wish to exercise the exchange privilege between the Fund and MGF by telephone must complete the Telephone Exchange Authorization Form or, when opening a new account, request telephone exchanges on the application. A Telephone Exchange Authorization Form may be obtained upon request made to:
First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535. A shareholder may effect a telephone exchange on a business day, from 9:00 a.m. to 5:00 p.m. Eastern Time, by calling State Street Bank toll free at 1-800-343-0529. The toll free number accesses a computerized call direction system. A shareholder should follow the instructions given by the system to enable him or her to speak with a service representative. Shareholders will be asked to provide a form of personal identification. State Street Bank reserves the right to record all or part of the telephone conversation. Shareholders will receive confirmations of all telephone exchanges after they are effected.

    Shareholders wishing to utilize the telephone exchange privilege should complete the Telephone Exchange Authorization Form and return it to: STATE STREET BANK, P.O. BOX 8500, BOSTON, MA 02266-8500.

    The Fund has made arrangements with State Street Bank to accept telephone instructions for the exchange of its shares. State Street Bank reserves the right to act on all instructions it reasonably believes to be correct. State Street Bank has represented to the Fund that it will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A shareholder who authorizes telephone exchanges will be liable for any loss arising out of unauthorized or fraudulent instructions which the Fund, acting through its Transfer Agent, reasonably believes to be genuine if the procedures selected to guard against unauthorized transactions are followed.

    All telephone exchanges are subject to the terms and conditions set forth in this Prospectus and the MGF Prospectus. The Fund reserves the right to revoke, modify, postpone, suspend or discontinue telephone transfer privileges at any time without prior notice.

HOW TO REDEEM FUND SHARES

    BY MAIL.    A shareholder may redeem all or any portion of his or her Fund shares at any time and at no charge upon written request to the transfer agent at: STATE STREET BANK, P.O. BOX 8500, BOSTON, MASSACHUSETTS 02266-8500. The request, signed exactly as the account is registered, may be made by completing a Stock Power Form or by writing a letter of instruction referencing the Fund name and account number. A minimum of $250 must be maintained in the shareholder's Fund account to maintain an open account. For redemptions exceeding $25,000 or when the proceeds are being forwarded to an address other than the address of record, the signature on the stock power or letter must be guaranteed in accordance with written procedures adopted by the transfer agent pursuant to requirements of the Securities Exchange Act of 1934. These procedures provide that signatures be guaranteed by a bank (as defined in the Federal Deposit Insurance Act), savings association (as defined in the Federal Deposit Insurance Act) or credit union which is listed on the American Bankers Association -- Key to Routing Numbers; a national securities exchange, registered securities association or clearing agency; or broker, dealer, municipal securities broker, government securities broker or government securities dealer which is listed in Standard & Poor's Security Dealers of North America.

    The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as possible to the endorsement. The signature guarantee must contain the name of the firm, the signature of the individual guarantor with title, if any, and cannot be qualified in any way. If the guarantee presented does not meet the transfer agent's requirements, the transfer agent will notify the presenter and the guarantor of the rejection within two business days of the rejection.

    The signature guarantee procedures are available from the transfer agent at the address and telephone number on the back of this Prospectus. If certificates have been issued, the same procedure must be followed and the certificates must be sent to the transfer agent under separate cover. Additional documents may be required in the case of redemptions by corporations, trusts, fiduciaries and similar accounts. (Contact the transfer agent concerning the requirements for these types of redemptions.)

    Shares are redeemed at the per share net asset value next computed after receipt by the transfer agent of the redemption request, stock power and certificates, if any. (See "How the Offering Price is Determined".) The per share net asset value may be more or less than the price originally paid for the shares, depending upon the Fund's investment performance.

    Payment for Fund shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared. A determination that a check has cleared can be made through the passage of time (customarily 10 days). Any delay in payment of redemption proceeds can be eliminated by purchasing shares by wiring Federal Funds to the Custodian. Federal Funds are immediately available monies held in a bank's account with a Federal Reserve Bank. If checks for the purchase of shares to be redeemed have not cleared, the redemption request will be returned as not being in proper form.


    BY TELEPHONE. Shareholders who authorize telephone redemptions in the Application may redeem shares up to $25,000 by telephone instructions to the Transfer Agent, which will wire, direct deposit or mail the proceeds of redemption to the bank for deposit in the bank account referenced in the Application, except that telephone redemptions of less than $1,000 will be mailed. Wire redemptions of $1,000 or more will be wired the day following the redemption request, and a wire fee charged by the Transfer Agent (currently $8.00 per wire) will be deducted from the proceeds. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described below for redemptions by mail. Shares to be redeemed will also be valued as of the close of business on the day that a request for redemption is received, if received prior to 4:00 p.m. Eastern Time.


    Redemption instructions may be given by calling the Transfer Agent toll free at 1-800-343-0529.

    Instructions received by the Transfer Agent must include the shareholder's name and account number. The Transfer Agent has advised the Fund that it employs procedures selected to provide adequate safeguards against the execution of unauthorized transactions and reasonably designed to confirm that redemption instructions received by telephone are genuine, including requiring personal identification, tape recording calls, sending redemption proceeds only to pre-authorized shareholder accounts at banks or trust companies and providing written confirmation. A shareholder who authorizes telephone redemptions will be liable for any loss arising out of unauthorized or fraudulent instructions which the Fund, acting through its Transfer Agent, reasonably believes to be genuine if the procedures selected to guard against unauthorized transactions are followed.

    The Fund reserves the right to terminate or modify the telephone redemption service at any time after notice to shareholders.

    A partial redemption will be made to the extent that the shareholder's account includes shares for which payment has been received. Further, the Fund may suspend the right of redemption or postpone the date of payment on redemption during any period when (1) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (2) an emergency exists, as determined by the SEC, making disposal of the Fund's investment securities or valuation of the Fund's assets not reasonably practicable, or (3) the SEC has so permitted by order for the protection of the Fund's shareholders.

    It is not anticipated that shares will be redeemed other than for cash. The Fund, however, reserves the right to limit cash payment on redemption by each shareholder during a 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of the period. If the Fund's Board of Directors determines that it is in the best interests of the remaining shareholders, the Fund may pay or satisfy any balance of the redemption price, in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred in converting such securities to cash.

    REINVESTMENT PRIVILEGE.    Shareholders who redeem their shares have a
one-time privilege to reinvest by purchasing shares of the Fund, without a sales charge, up to the amount of the redemption proceeds. Written notice from eligible persons wishing to exercise the privilege must be received by the transfer agent or postmarked within 30 days after the date the request for redemption was received. The reinvestment will be made at the net asset value per share next determined after the notice is received.

    Exercise of this reinvestment privilege does not alter the federal income tax treatment of capital gains and losses realized on the redemption of Fund shares, except that reinvestment in the Fund of any proceeds from shares redeemed at a loss would be deemed a "wash sale" under Section 1091 of the Code. The loss applicable to the portion of the proceeds reinvested may not be recognized for income tax purposes and therefore may not be used to offset capital gains or otherwise deducted. For your individual tax situation, consult your tax advisor.

    GIFT TRANSFER.    Shareholders may donate shares as a gift to an individual
or charity. For information contact First Priority or your financial advisor.

HOW TO ARRANGE PERIODIC WITHDRAWALS

    As a service to those who wish to receive fixed periodic payments, the Fund permits the establishment of a Systematic Withdrawal Plan. Any shareholder who owns, in a single account, Fund shares having a current value of $5,000 or more or who makes an initial purchase of $5,000 (including sales charge) may initiate a Plan by completing a form, which will be provided upon request, and depositing with the transfer agent any share certificates he or she holds. Such shareholder may request that enough shares be redeemed from his or her account monthly, quarterly or at such other interval as the Fund approves, to produce a fixed amount of money. The amount of each withdrawal must be at least $50, but this is not a recommended amount and may not be suitable under all circumstances.

    The redemption of shares in order to make payments under this Plan will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the shareholder reports on his or her income tax return. Consequently, the shareholder should keep an accurate record of any gain or loss on each withdrawal.

    Any dividends or capital gains distributions on shares held under a Systematic Withdrawal Plan are reinvested in additional shares at net asset value, i.e., without sales charge.


    Administrative costs for this Plan are borne by the Fund, but the right is reserved upon notice to the shareholder to make a charge against the shareholder's account. Systematic withdrawals may be terminated at any time without cost or penalty.


    Purchases of shares, while making systematic withdrawals, will ordinarily be disadvantageous to the shareholder, because the shareholder will be paying a sales charge on the purchase of shares at the same time that he or she is redeeming shares upon which a sales charge has already been paid. The Fund will not knowingly permit systematic withdrawals if the shareholder is at the same time making systematic monthly investments. The Fund does not accept additional investments in single amounts of less than $5,000 from a shareholder who has a Plan in effect.

RIGHTS ACCOMPANYING FUND SHARES


    The Fund is authorized by its certificate of incorporation to issue 21,000,000 shares of $1 par value common stock. Shares, when issued, are fully-paid and nonassessable and have no pre-emptive, conversion or exchange rights. The Fund is generally required to hold an annual shareholder meeting.

    All shares of common stock have equal rights as to redemption and participation in dividends, earnings, and assets remaining on liquidation. Shares may be issued as full or fractional shares, and each fractional share has proportionately the same rights, including voting rights, as are provided for a full share. The rights accompanying Fund shares are nominally vested in the holders of the shares but, where the shares are held by brokers or dealers in "street name" for the account of customers, or where the holders are employee benefit plans or trusts, an opportunity is afforded the beneficial owners of shares to exercise their proportionate voting rights through the nominal holders of the shares.

    Each share of common stock is entitled to one vote. The shares have "non-cumulative" voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining voting shares will not be able to elect any directors.

    The Fund distributes semi-annually any net investment income, such as dividends, and distributes annually any net realized capital gains. More frequent distributions may be made to the extent permitted or required by law. Any such distribution is ordinarily credited in the form of additional Fund shares, purchased at their net asset value, i.e., with no sales charge, on the date that the distribution is payable, unless the shareholder has elected in his or her application or by written notice to the transfer agent, at least ten days prior to the record date for such distribution, that future distributions are to be paid by check.


    An investor does not realize any advantage by purchasing shares in anticipation of a distribution. The amount of such distribution is included in the price paid for the shares, and the price of the shares is reduced on the ex-dividend date by the amount of the distribution. Furthermore, any such distribution, although in effect a return of capital, is taxable as stated below.


                               TAX CONSIDERATIONS

    The Fund has qualified and expects to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Fund's intention to distribute substantially all such income and gains.

    For federal income tax purposes, dividends paid by the Fund from net investment income, and the excess of net short-term capital gain over net long-term capital loss, will be taxable to shareholders as ordinary income. Distributions paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholder has held its shares. These tax consequences will apply regardless of whether the shareholder elects to have distributions reinvested in additional shares or paid in cash. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. Each shareholder will receive a statement after each calendar year setting forth the amount and character of distributions received from the Fund for federal tax purposes.

    For IRAs and pension plans, dividends and capital gains are reinvested and NOT taxed until a qualified distribution is received from the IRA or pension plan. A 20% withholding is required on the taxable portion of distributions from certain retirement plans that are eligible for direct rollover, but which are not directly rolled into another eligible plan.

    Individuals and certain other classes of shareholders may be subject to back-up withholding of federal income tax on distributions, redemptions, and exchanges if they fail to furnish their correct taxpayer identification number (or are otherwise subject to back-up withholding). Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules.

    In addition to federal taxes, shareholders may be subject to state and local taxes on payments received from the Fund.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                      STATEMENT OF ADDITIONAL INFORMATION


Table of Contents
General Information and History...........................................................           1
Description of Certain Investments........................................................           1
Investment Restrictions...................................................................           2
Management of the Fund....................................................................           4
Investment Advisory and Other Services....................................................           6
Brokerage Allocation......................................................................           9
Personal Investing........................................................................          10
Pricing of Securities.....................................................................          10
Reduction in Sales Charge.................................................................          11
Retirement Plans..........................................................................          13
Taxes.....................................................................................          15
Calculation of Performance Data...........................................................          16
Financial Statements......................................................................          17
Additional Information....................................................................          17


                                 --------------


FOR FURTHER INFORMATION CONCERNING THE FUND, PLEASE CONSULT THE FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998.

                                MAP-EQUITY FUND

                                520 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3111
                                 1-800-559-5535

                                  DISTRIBUTOR

                     FIRST PRIORITY INVESTMENT CORPORATION
                                520 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3111
                                 1-800-559-5535

                               INVESTMENT ADVISER

                         MARKSTON INVESTMENT MANAGEMENT
                            1 NORTH LEXINGTON AVENUE
                          WHITE PLAINS, NEW YORK 10601
                                 (914) 761-4700

                          CUSTODIAN AND TRANSFER AGENT

                       STATE STREET BANK & TRUST COMPANY
                                 P.O. BOX 8500
                        BOSTON, MASSACHUSETTS 02266-8500
                                 1-800-343-0529

                                SPECIAL COUNSEL


                        SUTHERLAND, ASBILL & BRENNAN LLP
                                WASHINGTON, D.C.


                            INDEPENDENT ACCOUNTANTS

                              PRICE WATERHOUSE LLP
                               NEW YORK, NEW YORK

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


[LOGO]                                                              FS-301(5-98)


[LOGO]

                                   MAP EQUITY FUND

--------------------------------------------------------------------------------

                                CROSS REFERENCE SHEET

     Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-1A.

                              Heading in Statement of
     Item Number              Additional Information

          10                  Cover Page

          11                  Table of Contents

          12                  General Information and History

          13                  Description of Certain Investments;
                              Investment Restrictions

          14                  Management of the Fund

          15                  Management of the Fund;
                              Investment Advisory and
                              Other Services

          16                  Investment Advisory and
                              Other Services

          17                  Brokerage Allocation

          18                       *

          19                  Pricing of Securities;
                              Reduction in Sales Charge;
                              Retirement Plans;

          20                  Taxes

          21                  Investment Advisory
                              and Other Services

          22                  Calculation of Performance Data

          23                  Financial Statements **

--------------------------------------------------------------------------------


      *   Indicates inapplicable or negative.

     ** Financial Statements are incorporated by reference to the 1997 Annual Report to Shareholders.

                                   MAP-EQUITY FUND

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1998

     This Statement of Additional Information is not a prospectus, but has been incorporated by reference into, and should be read in conjunction with, the Prospectus of MAP-Equity Fund dated May 1, 1998. A copy of the Prospectus may be obtained from the Fund's Distributor, First Priority Investment Corporation ("First Priority"), 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

                                  TABLE OF CONTENTS

                                                       Cross-Reference
                                                         to Page in
                                            Page         Prospectus
General Information and History ..........     1            6
Description of Certain Investments .......     1            4
Investment Restrictions ..................     2            4
Management of the Fund ...................     4            6
Investment Advisory and Other Services ...     6            6
Brokerage Allocation .....................     9            -
Personal Investing .......................    10            -
Pricing of Securities ....................    10            9
Reduction in Sales Charge ................    11           10
Retirement Plans .........................    13           11
Taxes ....................................    15           16
Calculation of Performance Data ..........    16            4
Financial Statements .....................    17            -
Additional Information ...................    17            -

GENERAL INFORMATION AND HISTORY

     The business history of MAP-Equity Fund (the "Fund") is described in its Prospectus. Prior to May 1, 1995, the Fund was known as Mutual Benefit Fund.

DESCRIPTION OF CERTAIN INVESTMENTS

     The Fund's investment objective and policies are described in the Fund's Prospectus under "Investment Policies".

     The following are the types of investments which may be made by the Fund and certain investment restrictions imposed on the Fund in seeking to achieve its objective:

     A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

     The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

     In addition, foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a United States ("U.S.") company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, and imposition of withholding taxes on dividend or interest payments.

     In addition to the investments described in the Fund's Prospectus, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses. The Fund has not invested in any "restricted" securities to date, and has no current intention of doing so in the future.

INVESTMENT RESTRICTIONS

     The investment objectives and policies stated above as well as those described in the Prospectus may be changed without shareholder approval. The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval by vote of a majority of the Fund's shareholders.

     The Fund does not

     1. invest more than 10% of the value of its total net assets in securities which are not readily marketable, such as restricted stock, debt obligations acquired in private transactions, and securities which are secured by interests in real estate; or more than 5% of the value of its total assets in equity securities which are not readily marketable,

     2. invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts,

     3.   invest in commodities or commodity contracts,

     4. invest in securities of other registered investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940,

     5. make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors,

     6. invest more than 25% of the value of its total assets in securities of any one industry,

     7. invest more than 5% of the value of its total assets in securities (except U.S. Government securities) of any one issuer,

     8. invest in more than 8% of the outstanding voting securities, or in more than 10% of any other class of securities, of any one issuer,

     9. invest more than 5% of the value of its total assets in securities of companies having a record of less than three years of continuous operations,

     10. act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933,

     11. borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost, provided the total borrowings have an asset coverage, based on value, of a least 300%,

     12. pledge more than 15% of its total assets taken at cost (as an operating policy, the Fund will not pledge its assets to the extent that the percentage of net assets pledged plus sales load will exceed 10% of the Fund's offering price),

     13.  sell securities short,

     14. buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities,

     15.  invest in, or write, puts, calls, or combinations thereof,

     16. invest in interests in oil, gas or other mineral exploration or development programs,

     17. buy or hold the securities of any issuer, if the officers and directors of the Fund or of its investment adviser, who individually own beneficially more than one-half of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer,

     18. participate on a joint or joint and several basis in any trading account in securities, or

     19. invest in companies for the purpose of exercising control of management.

     The Fund does not issue senior securities except to the extent set out in paragraph 11 above.

MANAGEMENT OF THE FUND

     The directors and officers of the Fund, together with a brief description of their occupations during the past five years, are as follows:

*+   Kathleen M. Koerber, President and Director
     520 Broad Street
     Newark, New Jersey 07102-3111
          Executive Vice President - Investment Operations and Chief Operating Officer, MBL Life since September 1991; Director, First Priority; Member of the Management Committee of Markston Investment Management ("Markston").

* +  William G. Clark, Executive Vice President and Director
     520 Broad Street
     Newark, New Jersey 07102-3111
          Senior Vice President - Pension and Investment Products, MBL Life since 1995, prior thereto Vice President - Group Pension Operations; Director and President, First Priority; Member of the Management Committee of Markston.

     Horace J. DePodwin, Director
     One Gateway Center, 9th floor
     Newark, New Jersey 07102
          President, Economic Studies, Inc.; Professor and Dean Emeritus, Graduate School of Management, Rutgers - The State University of New Jersey.


     Herbert M. Groce, Jr., Director
     875 Berkshire Valley Road
     Wharton, New Jersey 07885
          The Most Reverend, Archbishop of the Diocese of St. Paul, Metropolitan of the Anglican Rite, Synod of the Americas, The Holy Catholic Church as of November, 1996; prior thereto The Right Reverend, Missionary Bishop of the Diocese of St. Paul, The American Anglican Church as of January 8, 1994; prior thereto The Venerable Archdeacon of the East for the Episcopal Missionary Church.

     Jerome M. Scheckman, Director
     P.O. Box 807
     Plandome, New York 11030
          Formerly Consultant and Managing Director, Salomon Brothers Inc.; Member of the Corporation, Babson College; Member of the Auxiliary Board, Mt. Sinai Hospital; Member of the Business Advisory Counsel, Alfred University.

*    Albert W. Leier, Vice President and Treasurer
     520 Broad Street
     Newark, New Jersey 07102-3111
          Vice President and Controller, MBL Life; Director, Vice President and Treasurer, First Priority;

*    Judith C. Keilp, Vice President and Secretary
     520 Broad Street
     Newark, New Jersey 07102-3111
          Counsel, MBL Life since 1993; Vice President and Secretary, First Priority.

*    Christine M. Dempsey, Assistant Treasurer
     520 Broad Street
     Newark, New Jersey 07102-3111
          Director of Financial Reporting, MBL Life since 1994; prior thereto Manager of Financial Reporting Department, MBL Life.

*    Vicki J. Herbst, Assistant Secretary
     520 Broad Street
     Newark, New Jersey 07102-3111
          Registered Products Compliance Manager, MBL Life since 1994, prior thereto Legal Assistant, MBL Life.



     The above-named directors and officers serve in the same capacities for MAP-Government Fund, Inc. and MBL Growth Fund, Inc.

     Mr. Scheckman also serves as a Member of the Management Committee of the MBL Variable Contract Account-7, a managed separate account sponsored by MBL Life.

     The officers carry out the Fund's day-to-day functions, subject to the supervision of the Fund's Board of Directors which has final responsibility for the Management of the Fund's affairs and which exercises such responsibility between meetings through its Executive Committee. The Fund pays no remuneration to directors who also serve as directors, officers or employees of MBL Life, Markston or First Priority. Aggregate compensation of other directors, who are not interested persons of MBL Life, Markston or First Priority, paid by the Fund during 1997 is shown below. The Fund does not pay pension or retirement benefits to the Directors.







------------------------------

* Interested person of the Fund. Prior to May 1, 1994, each individual maintained a similar position and/or title with The Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"); that he or she now holds with MBL Life Assurance Corporation ("MBL Life").

+    Member of Executive Committee.

                                                            TOTAL COMPENSATION
                                                            FROM FUND AND FUND
NAME OF PERSON,                    AGGREGATE COMPEN-        COMPLEX PAID TO
  POSITION                         SATION FROM FUND         DIRECTORS
Horace J. DePodwin,                $2,500                    $7,500
Director

Herbert M. Groce, Jr.,             $2,500                    $7,900
Director

Jerome M. Scheckman,               $2,500                   $10,700
Director


     As of the date of this Statement of Additional Information, the directors and officers of the Fund each owned less than 1% of its outstanding shares.


INVESTMENT ADVISORY AND OTHER SERVICES

     Markston, the Fund's investment adviser, is a New Jersey partnership between Markston International, Inc. and MBL Sales Corporation. Markston International, Inc., which is wholly-owned by Michael J. Mullarkey, John R. Stone, and other Markston employees, is a 49% general partner of Markston, and MBL Sales Corporation, an indirect wholly-owned subsidiary of MBL Life, is a 51% general partner.

     On January 7, 1971, Mutual Benefit Life provided the Fund's initial capital by buying, for investment purposes, 50,000 shares of common stock at $10.00 per share. In accordance with the Plan of Rehabilitation of Mutual Benefit Life, as approved by the Superior Court of New Jersey (the "Plan"), substantially all of the assets and certain liabilities, including all insurance liabilities, of Mutual Benefit Life were transferred to MBL Life on April 29, 1994 (the "Transfer"), including Mutual Benefit Life's direct investment in the Fund. The Plan also requires a reallocation over time of MBL Life's assets, including what was Mutual Benefit Life's direct investment in the Fund, which could result in a reduction of the amounts currently invested in the Fund. As of April 1, 1998 MBL Life's direct investment in the Fund was 50% of the Fund's outstanding shares. MBL Life may be deemed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. Such control will dilute the voting rights of other shareholders, and may mean that MBL Life can control the outcome of a shareholder vote.

     Markston, pursuant to an Investment Advisory Agreement, provides the Fund with investment advisory and management services (including investment recommendations based on a continual study of the general economy and specific industries and companies), placement of orders for the purchase and sale of investment securities, office space, all necessary office facilities, all personnel reasonably necessary for the Fund's operations and ordinary clerical services, and all compensation of directors, officers and employees of the Fund except for compensation of the Fund's directors who are not interested persons of MBL Life, Markston or First Priority.

     In return for these services, Markston receives a basic fee, adjusted for investment performance, at the annual rate of .50% of the first $200,000,000 of the Fund's daily net asset value, .45% of the next $100,000,000 of such value,
 .40% of the next $100,000,000 of such value and .35% of all such value in excess of $400,000,000. The fee is computed and accrued daily and paid quarterly.

     The basic fee may be increased or decreased by an amount (the "adjustment amount") determined according to a formula based on the Fund's performance in relation to the Standard and Poor's 500 Composite Stock Index (the "Index"). A period of 104 consecutive weeks is the full period over which performance is computed. This period is a rolling period with each calendar week designated as a subperiod, with the most recent subperiod substituted for the earliest subperiod as time passes. The performance related portion of the fee is computed over this rolling period, and the fee is payable quarterly.

     This formula provides for an increase or decrease in the basic fee by an "adjustment rate" equal to .05% per annum (.00096% per week) for each full two percentage points that the Fund's investment performance (reflecting reinvestment of cash distributions) is better or worse respectively, than the investment record of the Index (with cash distributions also reinvested) for the 104 calendar week period. The maximum adjustment is .30% per annum (.00577% per week) for performance better or worse than that of the Index by 12 percentage points or more.

     The investment performance of the Fund for any period is equal to the change in the Fund's net asset value per share during such period expressed as a percentage of the Fund's net asset value per share at the beginning of such period. The investment record of the Index for the same period is the change in the level of the Index during such period expressed as a percentage of the Index level at the beginning of the period.

     Because the adjustment to the basic fee rate is based on the comparative performance of the Fund and the Index, the controlling factor is not whether Fund performance is up or down per se, but whether it is up or down more or less than the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

     Markston has entered into a separate Service Agreement with the Fund and MBL Life under which MBL Life furnishes, on a cost reimbursement basis, investment advisory and other personnel, research and statistical facilities, and services required by Markston in connection with its performance under the Investment Advisory Agreement.

     During 1995, 1996 and 1997, respectively, Markston received from the Fund advisory fees of, $176,644, $231,755 and $432,252.

     During 1995, 1996 and 1997, Markston reimbursed MBL Life $41,226, $32,740 and $46,825, respectively.

     The present Investment Advisory Agreement and Service Agreement were last approved by the Fund's shareholders on April 12, 1995 and by the Fund's Board of Directors on February 13, 1998. The Investment Advisory Agreement and Service Agreement will continue from year to year, provided that continuance is approved at least annually (1) by the vote, at a meeting, of a majority of the directors who are not parties to the Agreement or interested persons, as defined in the Investment Company Act of 1940, of such parties and (2) by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time by the Fund on written notice of not more than 60 days, nor less than 30 days, and automatically terminates in the event of assignment. Each Agreement may be terminated at any time by Markston on written notice to the Fund of not less than one year.

     Under a Distributor's Agreement, as amended, First Priority distributes the Fund's shares on a best efforts basis. As distributor First Priority does not act as the Fund's agent, but rather as principal which purchases securities from the Fund and resells them for its own account. First Priority assumes certain expenses in connection with the offering and sale of Fund shares, including the expenses of printing and distributing Fund prospectuses and preparing, printing and distributing advertising and sales literature (including copies of reports to shareholders used as sales literature).

     First Priority has been the Fund's distributor since May 1, 1994. In return for its services, First Priority retains the sales charge (see "Purchase of Shares" in the Prospectus) paid by purchasers of Fund shares, except that First Priority reallows to dealers 82% of any sales charge on shares sold by dealers pursuant to selling agreements with First Priority. From time to time, the reallocation percentage may be increased up to 100% as a sales incentive. During 1995, 1996, and 1997 First Priority received $27,388, $22,754, and $37,522 respectively for its services as distributor.

     The Fund pays all corporate expenses incurred in its operation not assumed by Markston or First Priority, including brokers' commissions; interest charges; taxes and governmental fees attributable to transactions for the Fund; all other applicable taxes arising out of the investment operations of the Fund, including income and capital gains taxes, if any; expenses of the issue or redemption of shares; expenses of registering or qualifying shares for sale; charges of custodians (for custodial, bookkeeping, and daily share-pricing services), transfer agents (including the cost of printing and mailing reports, proxy statements and notices to shareholders), and registrars; costs of auditing and legal services provided by independent firms; and premiums for investment company errors and omission insurance.

     To the extent that any expenses are allocated between the Fund and any other entity, the method of allocation is approved by the Fund's Board of Directors.

     Markston and First Priority perform similar services for MBL Growth Fund, Inc., a mutual fund which is available for purchase only through separate accounts of MBL Life. First Priority serves as investment adviser and distributor for MAP-Government Fund, Inc., a money market fund, and for MBL Variable Contract Account-7, a separate account of MBL Life, registered as an investment company. Markston and First Priority also perform investment advisory and distributor services, respectively, for other entities.

     State Street Bank & Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500, is custodian of the Fund's investment securities and other assets. The Bank also serves as the Fund's transfer and dividend disbursing agent through an affiliate, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171. In carrying out these functions, neither the Bank nor its affiliate perform managerial or policymaking functions for the Fund.

BROKERAGE ALLOCATION

     Markston makes decisions as to buying and selling investment securities. In placing orders with brokers and dealers for the purchase and sale of the Fund's investment securities, Markston seeks the best execution at the most favorable prices, considering all of the circumstances. Purchases and sales of securities in the over-the-counter market are transacted with principal market makers, except where it is believed that better prices and executions are available elsewhere.

     While Markston does not intend to limit the placement of orders to any particular broker, it generally gives preference to those brokers who are believed to give best execution at the most favorable prices and who also provide research and other brokerage services to Markston and the Fund. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends, and portfolio strategy.

     Commissions charged to the Fund by brokers who provide these services have been higher than commissions charged by those who do not provide them. These higher commissions are paid only if Markston determines that they are reasonable in relation to the value of the services provided and it has reported to the Board of Directors of the Fund, on a periodic basis, to that effect. Markston investment personnel determine the overall reasonableness of commissions paid by rating brokers on such general factors as execution capabilities, quality of research and financial condition, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. Markston will not use broker commissions to offset business operating expenses. The availability of those services was taken into account in establishing the investment advisory fee.

     Markston does not purchase securities for the Fund from dealers in principal transactions, including underwritten public offerings, with the intention of receiving research, although Markston frequently receives the standard published research of these dealers. Markston believes that the Fund could receive no better prices, consistent with the best execution, for the securities purchased, even if Markston were to receive no research.

     Because Markston's personnel also provide investment advisory services to MBL Life, MBL Growth Fund, Inc., and other advisory clients, it may be difficult to quantify the relative benefits received by the Fund and these other entities from research provided by brokers.

     The Fund paid total brokerage commissions of $50,270 in 1995 (on portfolio transactions amounting to $46,372,930), of which approximately 40% was paid to brokers that provided research; $48,782 in 1996 (on portfolio transactions amounting to $52,030,342), of which approximately 41% was paid to brokers that provided research; and $61,779.48 in 1997 (on portfolio transactions amounting to $84,698,287), of which approximately 24.3% was paid to brokers that provided research.

     In light of the fact that Markston also serves as investment adviser to MBL Life, MBL Growth Fund, Inc. and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Fund and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales are made and normally allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is conceivable that in certain instances this procedure, "bunching", could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions.


PERSONAL INVESTING

     Personal investing by "Access Persons" of the Fund is subject to the Fund's Code of Ethics. Access Persons are permitted to trade for their own accounts subject to certain restrictions. "Access Person" means any director, officer, general partner, and "Investment Personnel" of the Fund.

     Trading in a security is not permitted generally if an Access Person knows or should have known at the time of trade that such security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

     Generally, for Access Persons, personal investing is permitted if trades are either not on Markston's list of securities held by or under consideration for purchase by the Fund ("Prior Approval List"), or exempt. Among the exemptions are: 1) de minimis purchases and sales, 2) trades in a large capitalization company (Standard & Poor's 100), which transaction would provide a minimal potential for conflict, and 3) preapproved (precleared) transactions. Preclearance will be granted because the trade would be: (a) (i) very unlikely to be harmful to the Fund, (ii) very unlikely to affect a highly institutional market, (iii) clearly not related economically to the securities to be purchased, sold or held by the Fund, (iv) outside a fifteen day window consisting of seven days prior to trade date, the trade date, and seven days thereafter; or (v) at a price which is not more favorable than that obtained by the Fund. Access Persons must seek preclearance for trades which appear on the Prior Approval List which are not otherwise exempt as set forth in the Fund's Code of Ethics.

     All Access Persons must report all trades subject to the Code of Ethics on a quarterly basis. Access Persons who violate the Code of Ethics are subject to sanctions as the Board of Directors deems appropriate, and any profits realized on trades in violation of the Code of Ethics may be disgorged to the Fund or to charity.


PRICING OF SECURITIES

     The offering price of Fund shares is equal to the net asset value per share plus a sales charge. The net asset value of Fund shares is computed by dividing the value of the Fund's investment securities, plus cash and all other assets, less all liabilities, by the number of Fund shares outstanding. The value of the Fund's investment securities is determined as follows:

     1. securities traded on a national securities exchange are valued at the last sale price, on such securities exchange, on the day the valuation is being computed;

     2. securities traded on a national securities exchange for which there is no sale on that day and securities traded over-the-counter are valued at the last bid price; and

     3. securities for which there are no readily available market quotations and all other assets are valued at fair value by, or under authority delegated by, the Fund's Board of Directors. In determining the value of "restricted" securities, suitable recognition will be given to such factors as the amount of the discount at which the securities were acquired, the extent of the Fund's right to require registration under the Securities Act of 1933 and the provisions as to payment of costs of such registration, the nature of the market, if any, in which the securities are traded, the amount of the floating supply of the securities, and the prospects of the company issuing the securities.

     Notwithstanding the foregoing, all debt securities having a remaining maturity of 60 days or less are valued under the amortized cost method of valuation. Under this method, securities are initially valued at their acquisition date (or the date on which they first have a maturity of 60 days or less), and their subsequent value is based on such initial value, assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of any subsequent minor fluctuations in the market value of the security.


REDUCTION IN SALES CHARGE

     The sales charge generally applicable on the purchase of Fund shares is described in the Prospectus under "How the Offering Price is Determined". Certain reductions in the sales charge, in addition to the descriptions under "Shares" in the Prospectus, may be available to qualified purchasers as follows:


     ACCUMULATION PRIVILEGE. The applicable sales charge is determined by adding the current net asset value of any shares already owned by the shareholder to the amount of the new purchase. The corresponding percentage factor set forth in the Prospectus under "How the Offering Price is Determined" is then applied to the entire amount of the new purchase. For example, if a shareholder currently owns shares with a value of $10,000 and makes an additional investment of $40,000, the sales charge applicable to the $40,000 investment would be 4.25%. The accumulation privilege also applies under a Letter of Intent.

     COMBINATION PRIVILEGE. Purchases made by an individual, or by an individual and/or his or her spouse and children under age 21 purchasing shares for his or her or their own account, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended) will be treated as purchases made by a single shareholder in calculating the sales charge.

     LETTER OF INTENT. The reduced sales charges set forth in the Prospectus are also applicable to total purchases made within a 13-month period by a purchaser who signs a Letter of Intent on a form provided by First Priority.
The Letter of Intent indicates the amount which the shareholder intends (but is not obligated) to purchase and provides that the sales charges on all purchases made during the period will be computed as though the total amount had been purchased at one time. Shares purchased under the Letter of Intent and redeemed during its term, and shares purchased as a result of the reinvestment of distributions of dividends and realized capital gains shall not be regarded as having been purchased for the purpose of fulfilling the Letter of Intent. The Letter of Intent provides for a price adjustment in the event the actual amount invested during the 13-month period is less than the amount specified, and for the holding of sufficient shares in escrow to make up any difference in sales price based upon the amount actually purchased. The Letter of Intent may be amended at any time to increase the amount indicated, with the consent of First Priority and any dealer through whom the purchases are made.

     DETERMINATION OF REDUCED CHARGES. In determining the reduced charges for the purchase of shares with respect to the (a) Accumulation Privilege, (b) Combination Privilege and (c) Letter of Intent, shares of the Fund, held in the purchaser's account and any accounts combined with the purchaser's account, will be included. The principal reason for permitting reduced charges in all three cases is to provide equality of cost between shareholders purchasing larger dollar amounts with shareholders who choose to purchase smaller incremental amounts over a period of time. The reduced charges under (a) and (b) above will be available only if proper notification is given with each purchase, that the purchase qualifies or will qualify for a reduced charge.

     PURCHASE AT NET ASSET VALUE. Shares may be purchased at net asset value, i.e., without sales charge, by certain officers, directors or employees of First Priority, Markston, MBL Life and their affiliates, and by any disinterested director of the Fund. Shares may also be purchased at net asset value without a sales charge by sales representatives and supervising representatives of First Priority, and by any trust, pension, profit-sharing or other benefit plan for such persons or for full-time employees of Markston. Officers, directors and employees continue to be eligible to purchase shares at net asset value after they retire or become disabled (excluding termination of services). Similarly, disinterested directors of the Fund continue to be eligible after they discontinue their position. Spouses and minor children of any officer, director or employee are also eligible. Purchases at net asset value will not be permitted, however, unless the purchaser gives notification, when the initial purchase takes place, that the purchaser qualifies for this offer. The principal reason for permitting sales at net asset value to those persons who serve the Fund or work for companies affiliated with the Fund is to promote employee incentive and good will and to enhance employee morale. Shares may also be purchased at net asset value a) by registered representatives of broker-dealers who have selling agreements with First Priority and who are purchasing shares for their own accounts only; b) by participants in certain group trusts for employer-sponsored 401(k) retirement plans; c) through investment advisers registered with the SEC and/or appropriate state authorities, who charge a fee for their advisory services, and who clear such share transactions through a broker-dealer (which may impose transaction fees with respect to such transactions) having a selling group agreement with First Priority, the Fund's Distributor; d) through accounts opened by a broker-dealer, bank, trust company or thrift institution, acting as a fiduciary with respect to such accounts, provided that appropriate notification of such fiduciary relationship is reported at the time of investment to First Priority and the Fund's transfer agent; e) by investors purchasing shares with proceeds withdrawn or redeemed without imposition of a moratorium charge from fixed insurance or fixed annuity products issued by Mutual Benefit Life, which products were assumptively reinsured by MBL Life; and f) by investors who are policyholders, contractholders, annuitants, or participants under contracts of MBL Life, where MBL Life maintains such participants records. These participants can purchase shares at net asset value because of reduced distribution costs to these plans.

     EXCHANGE PRIVILEGE. Shares of the Fund may be purchased by exchanging shares of MAP-Government Fund, Inc. ("MGF"), a money market fund, by a request in writing or by telephone. Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request is received by State Street Bank, if such request is received prior to 4:00 p.m. Eastern Time. (Requests received after 4:00 p.m. will be valued as of the close of business on the next business day.) Shares to be purchased will also be valued as of the close of business on the day that an exchange request is received, if received prior to 4:00 p.m. Eastern Time. MGF shares are purchased without a sales charge.

     Shares for which the shareholder is holding physical Certificates must be returned before shares can be exchanged. The exchange must be made between established accounts having identical registrations and addresses.

     A minimum of $250 must be maintained in the shareholder's Fund account to maintain an open account. A maximum amount of $250,000 of Fund shares can be exchanged during a 90-day period. (See: "How to Redeem Fund Shares" in the Prospectus.) There is no maximum limit on the amount of MGF shares which can be exchanged into the Fund.

     Initial investments in MGF exchanged for Fund shares can be used to satisfy a Letter of Intent and are eligible for Rights of Accumulation and Combination Privileges. The full amount of the purchase price for the shares being exchanged must have already been received by the Fund. The account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the Fund.

     Newly acquired shares (through either an initial or subsequent investment) may be exchanged ten days after acquisition, and all other shares may be exchanged after one day. Exchanges in excess of four per year are subject to an exchange fee. The shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides.


RETIREMENT PLANS

     Shares of the Fund may be used as a funding medium under the following retirement plans:

     1. retirement plans qualified for special tax treatment under Section 401 of the Internal Revenue Code of 1986, as amended ("Code") and adopted by corporations or self-employed individuals ("Qualified Plans");

     2. Individual Retirement Accounts ("IRA") qualified under Section 408(a) of the Code and Roth IRA's qualified under Section 408A; and

     3. retirement programs qualified under Section 403(b)(7) of the Code and established for employees of certain educational institutions or organizations described in Section 501(c)(3) of the Code.

     Persons meeting the requirements of the Code may adopt one of these retirement plans and may fund benefits to be provided under the plan with shares of the Fund. Under all retirement plans, dividends or other distributions will be automatically reinvested in additional shares. First Priority representatives have further details. Persons desiring to create a retirement plan should consult an attorney or other qualified adviser regarding applicable federal and state requirements and related tax consequences, including, among others, adverse tax consequences that may result from contributions in excess of specified limits; distributions prior to age 591/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution amount; certain prohibited transactions, such as a sales, exchange, lease, borrowing, or transfer of assets between a retirement plan account and the participant; and in other specified circumstances. Neither the Fund nor any of its affiliates shall have any responsibility for the legal or tax consequences of a retirement plan purchasing shares of the Fund.

     Code Section 401(a) permits employers to establish various types of Qualified Plans for employees, and permits self-employed individuals to establish Qualified Plans for themselves and their employees. These retirement plans may permit the purchase of the Fund shares to accumulate retirement savings under the plans. Persons desiring to create a Qualified Plan may adopt a prototype plan provided by First Priority and approved by the Internal Revenue Service, or may have legal counsel prepare an individual plan document.

     Prototype traditional IRA Plans and Roth IRA's, approved by the Internal Revenue Service, are also available from First Priority. The maximum contribution for any participant in a traditional IRA Plan is 100% of earned income, but not greater than $2,000. The IRA deduction is phased-out pro rata between $30,000 and $40,000 of adjusted gross income for a single taxpayer who is covered by certain retirement plans and between $50,000 and $60,000 of adjusted gross income for married taxpayers filing a joint return where either spouse is covered by certain retirement plans. Individuals who are not eligible to make deductible IRA contributions because of their adjusted gross income level and participation in other retirement plans may make non-deductible IRA contributions. Individuals may also contribute up to $2,000 to an IRA established for a non-working spouse. Non-deductible contributions may be made to a Roth IRA for employed individuals with adjusted gross income of up to $110,000 for single taxpayers (phases out starting at $95,000) and up to $160,000 for married (filing jointly) taxpayers (phases out starting at $150,000). Earnings on all IRA contributions accumulate on a tax-deferred basis. The full initial IRA contribution will be returned to the purchaser under an IRA Plan upon request received by First Priority within seven days of the date of application. Otherwise, an account will be established at the end of the seven day period at the next offering price then applicable. The Code requires a trustee or custodian for an IRA account.


     Any financial institution meeting the requirements of the Code may serve as the custodian for a 403(b)(7) Custodial Account pursuant to a Custodial Agreement. The Custodial Agreement is intended for use by employers and eligible persons who wish to have contributions made by or on behalf of employees pursuant to a Section 403(b) Plan held for their benefit in the Custodial Account, which is invested in shares of the Fund. Any employee eligible to participate in the Section 403(b) Plan may establish a Custodial Account by signing a Custodial Account application and, if applicable, a salary reduction agreement with the employer. In general, the Custodial Account shall be deemed to have been established for an employee upon acceptance of the account application by the custodian and payment to the custodian of the initial contribution in the amount specified pursuant to the agreement. Shares in the Fund will typically be purchased by the custodian on the business day that Federal Funds are available to it, which generally is the second day after receipt by a custodian of a check for the purchase of shares. Contributions made to the Custodial Account are subject to limitations set forth in the employer's plan or in the Code.

     For shares held under a retirement plan, the Fund will honor redemption requests only when submitted through the Plan trustee or custodian. Payments of redemption proceeds to plan participants may be subject to restrictions contained in the plan documents or in the Code.


TAXES

     The Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Code. The "Distribution Requirement," in order to qualify for that treatment, is that the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions. The Fund must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RIC's, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RIC's) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Fund's activities. Potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any applicable state, local, or foreign taxes.

CALCULATION OF PERFORMANCE DATA


                        Average Annual Total Return
                      (Period Ended December 31, 1997)

                      1 Year         5 Year         10 Year
                      ------         ------         -------
     Fund             21.91%         17.44%          17.42%

     Compared to:
     S&P 500          33.36%         20.25%          18.02%



     The average annual total return of the Fund shown above, as described in the Prospectus, "Performance Related Information", is a measure of the change in the value of an investment in the Fund's shares over the period covered. The calculation of the total return figures used by the Fund involves four steps:

     1. Assume a $1,000 investment in Fund shares at the beginning of the period illustrated with the deduction of the maximum sales load of 4.75% of the offering price;

     2. Calculate the value of the hypothetical investment as of the end of the period covered by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period;

     3. Assume a total redemption of all shares at the end of the period covered;

     4. Calculate average annual total return by applying the following formula:
                                           n
                                   P(1 + T)  = ERV

            P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years,
          ERV = ending redeemable value at the end of the 1, 5, or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods.

     Average annual total return is the average annual percentage increase (decrease) during the period covered.

     In making this calculation it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value, i.e. with no sales charge, on the reinvestment date. All Fund expenses and fees (see the Fund's Prospectus under "Management" and "Shares") are reflected in the calculation of the Fund's net asset value and, therefore, affect determination of total return. The calculation does not include fees charged to shareholders using the Fund as an investment medium for retirement plans (see "Retirement Plans"). There are no charges deducted upon redemption.

     The performance figures illustrated may be compared to performance data for the Standard and Poor's 500 Stock Index ("S&P 500") which represents an unmanaged, weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. This Index is not subject to any charges for investment advisory or other expenses of the type charged to the Fund.

     The performance figures illustrated may also be compared to performance data for the CDA/Weisenberger Index of Long-Term Growth Funds which is an equally weighted index of mutual funds within the stated objective. The funds represented in this index involve investment risks which include the loss of principal invested.

     The performance figures illustrated may also be compared to performance data for the Lipper Growth Fund Index which is an equally weighted performance index of the largest (30) qualifying funds within the growth objective. This index is adjusted for capital gains distribution and income dividends.

     The performance figures illustrated may also be ranked according to Morningstar, Inc., an independent company that rates mutual fund performance. Its proprietary ratings reflect historical risk-adjusted performance. Morningstar rates a fund's performance relative to its class based on total returns, adjusted for applicable fees and charges - thus giving the return figure. It then calculates a risk statistic, based on monthly fund returns. The result is a risk rating that is subtracted from the return rating, with the end number leading to the Morningstar rating.


FINANCIAL STATEMENTS

     The Fund incorporates by reference into this Statement of Additional Information the Financial Statements, including the Schedule of Portfolio Investments and Financial Highlights, and the Report of Independent Accountants thereon contained in its 1997 Annual Report to Shareholders.

     Copies of the Fund's financial statements are mailed to each shareholder semiannually. The Fund's annual financial statements are audited by a firm of independent accountants. The firm of Price Waterhouse LLP has been selected to audit the Fund's financial statements for the current fiscal year. The Fund will furnish, without charge, an additional copy of the Annual Report upon request made to: First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MAP-EQUITY FUND, telephone number 1-800-559-5535.


ADDITIONAL INFORMATION

     This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.

                                   MAP-EQUITY FUND

                                        PART C
                                  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS & EXHIBITS:

(a)  Financial Statements filed pursuant to Item 23 of Part B:

     The following Financial Statements are incorporated into Part B of this Registration Statement by reference to the Annual Report to Shareholders dated December 31, 1997, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February 23, 1998 (Accession No. 0001047469-98-007225 ).

     Report of Independent Accountants
     Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations, Year Ended December 31, 1997 Statement of Changes in Net Assets, for Each of the Two
        Years in the Period Ended December 31, 1997
     Schedule of Portfolio Investments, December 31, 1997 Financial Highlights for Each of the Five Years in the
        Period Ended December 31, 1997

(b)  Exhibits:  *
      (1) (a) Certificate of Incorporation and Amendment thereto, incorporated by reference to earlier filing on January 6, 1971, SEC File No. 811-2046, Amendment #1 to Form N-8B-1.

      (1) (b) Amendment to Certificate of Incorporation, dated April 12, 1995 and effective May 1, 1995, incorporated by reference to earlier filing on April 27, 1995, SEC File No. 2-36663, Exhibit (1)(b) of Post-Effective Amendment #35 of Form N-1A.

      (2) Registrant's By-Laws as amended on April 28, 1997, incorporated by reference to earlier filing on April 29, 1997, SEC File No. 811-2046, Amendment #37 of Form N-1A.

      (3)  Not applicable.

      (4) Specimen Stock Certificate, incorporated by reference to earlier filing on April 29, 1997, SEC File No. 811-2046, Amendment #37 of Form N-1A.

      (5) (a)(i) Investment Advisory Agreement, dated April 25, 1983, between the Registrant and Markston International, Inc., and amended December 31, 1987 and October 16, 1991, between the Registrant and Markston Investment Management, as successor to Markston International, Inc., incorporated by reference to earlier filing on April 30, 1992, SEC File No. 2-36663, Exhibit (5)(a) of Post-Effective Amendment #32 of Form N-1A.

      (5) (a)(ii) Amendment to Investment Advisory Agreement, dated February 9, 1995 and effective April 12, 1995, incorporated by reference to earlier filing on April 27, 1995, SEC File No. 2-36663, Exhibit
           (1)(b) of Post-Effective Amendment #35 of Form N-1A.

      (5) (b) Service Agreement, dated April 29, 1994, among the Registrant, Markston Investment Management and MBL Life Assurance Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 2-36663, Exhibit (5)(b) of Post-Effective Amendment #34 of Form N-1A.

      (6) (a)(i) Distributor's Agreement, dated April 29, 1994, between Registrant and First Priority Investment Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 2-36663, Exhibit (6)(a) of Post-Effective Amendment #34 of Form N-1A.

      (6) (a)(ii) Amendment to Distributor's Agreement, dated April 12, 1995, between Registrant and First Priority Investment Corporation, incorporating Amendment to Distributor's Agreement dated August 23, 1994, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 2-36663, Exhibit (6)(a)(ii) of Post-Effective Amendment #35 of Form N-1A.

      (6) (b) Form of Selling Group Agreement between First Priority Investment Corporation and selected dealers, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 2-36663, Exhibit (6)(b) of Post-Effective Amendment #34 of Form N-1A.

      (7)  Not applicable.

      (8) Custodian Fee Schedule, revised December 18, 1992, to the Custodian Agreement between Registrant and State Street Bank and Trust Company dated March 4, 1988 incorporated by reference to earlier filing on April 29, 1988, SEC File No. 2-36663, Exhibit (8) of Post-Effective Amendment #28 to Form N-1A. Revision dated December 18, 1992, incorporated by reference to earlier filing on April 30, 1993, SEC File No. 2-36663, Exhibit (8) of Post-Effective Amendment #33 to Form N-1A.

      (9) (a) Fee Information for Services as Plan, Transfer, and Dividend Disbursing Agent to the Transfer Agent Agreement between Registrant and State Street Bank and Trust Company dated March 4, 1988, as amended February 3, 1992, incorporated by reference to earlier filing on April 30, 1992, SEC File No. 2-36663, Exhibit (9)(a) of Post-Effective Amendment #32 of Form N-1A.

      (9) (b) License Agreement, dated January 5, 1971, incorporated by reference to earlier filing on January 6, 1971, SEC File No 811-2046, Exhibit (5)(b) of Amendment #1 to Form N-8B-1.

     (10) Opinion Letter of Counsel, incorporated by reference to earlier filing on April 27, 1990, SEC File No. 2-36663, Exhibit (10) of Post-Effective Amendment #30 to Form N-1A.

     (11)  CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS.

     (12)  Not applicable.

     (13) Letter incorporated by reference to earlier filing on January 6, 1971, SEC File No. 811-2046, Amendment #1 to Form N-8B-1.

     (14) (a) Mutual Benefit Fund Individual Retirement Account Application and Custodial Agreement, incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36663, Exhibit (14)(a) of Post-Effective Amendment #29 to Form N-1A.

     (14) (b) Mutual Benefit Fund Prototype Sponsored Trust and Adoption Agreement for Self-Employed Retirement Plans, incorporated by reference to earlier filing on November 26, 1979, SEC File No. 2-36663, Exhibit (14) of Post-Effective Amendment #16 to Form N-1.

     (15)  Not applicable.

     (16) SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS IN REGISTRATION STATEMENT IN RESPONSE TO ITEM 22.

     (17)  Price Make-Up Sheet. **

     (27)  FINANCIAL DATA SCHEDULE.

     -----------------------------------------------------------------
     *     Page numbers inserted in manually signed copy only.

     **    Incorporated by reference to the 1997 Annual Report to Shareholders.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
            REGISTRANT.

     On January 7, 1971, Mutual Benefit Life Insurance Company ("Mutual Benefit Life"), provided the Fund's initial capital by buying, for investment purposes, 50,000 shares of common stock at $10.00 per share. In accordance with the Plan of Rehabilitation of Mutual Benefit Life, as approved by the Superior Court of New Jersey (the "Plan"), insurance and annuity assets and liabilities of Mutual Benefit Life were transferred to MBL Life Assurance Corporation ("MBL Life") as of May 1, 1994 (the "Transfer"), including Mutual Benefit Life's direct investment in the Fund. The Plan also requires a reallocation over time of what were Mutual Benefit Life's assets, including Mutual Benefit Life's direct investment in the Fund, which may result in a reduction of the amounts currently invested in the Fund. MBL Life may be deemed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. As of April 1, 1998 MBL Life's direct investment in the Fund represents 50% of the Fund's outstanding shares.

     MBL Life is a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Plan having the Commissioner of Banking and Insurance of the State of New Jersey, as Trustee. The Trust will terminate no later than December 31, 1999.

     Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

     As of April 1, 1998, those persons under common control with MBL Life are as follows:

     MBL LIFE ASSURANCE CORPORATION (NJ)
          Hawaiian Macadamia Company, Inc. (HI)
          MBLLAC Holding Corporation (NJ)
               First Priority Investment Corporation (NJ)
               Metro IRB, Inc. (NJ)
               Fisher Island Corporation (NJ)
               Pelican Apartment Properties, Inc. (NJ)
               Metro JV, Inc. (NJ)
               Mutual Benefit Marketing Group Inc. (NJ)
               MAP Advisors, Inc. (NJ)
               MBL Sales Corporation (NJ)
                    Markston Investment Management (Partnership)
          EHC Companies, Inc. (WA)
               Infotech Corp.(WA)
               Extraspace Inc. (WA)
               EDC, Inc.(WA)
               NWD Investment Company (WA)
                    WD Holdings, Inc. (WA)
          International Corporate Marketing Group (40%)(CT)
          Tong Yang Benefit Life Insurance Company (2%) (Korea)

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

     (1)                            (2)
     Title of Class           Number of Record Holders
     Common Stock             As of April 1, 1998:          1,787



ITEM 27.  INDEMNIFICATION.

(a)  Insurance Policies:

     The Registrant maintains investment errors and omissions insurance covering those directors who are not interested persons of the Registrant. This policy, subject to the terms and conditions of the policy, protects those directors from legal liabilities and expenses which they may incur as a result of claims for breach of duty, negligent acts, errors, omissions, misstatements or misleading statements committed or alleged to have been committed by them in their capacity as directors of the Registrant. The policy, subject to the terms and conditions of the policy, would also insure the Registrant. The policy excludes expenses and liabilities based upon, among other things, any claim alleging dishonesty or fraudulent acts or omissions or any criminal or malicious acts or omissions. The limits on the policy are $3,000,000 each wrongful act and $3,000,000 aggregate. Notwithstanding any agreement or document to the contrary, the Registrant undertakes not to insure any director for any liability the insurance of which is prohibited under the federal securities laws.

     The Registrant is the joint owner of the policy with MBL Growth Fund, Inc., MAP-Government Fund, Inc. and MBL Variable Contract Account-7, and the premiums are divided based on the proportion of each entity's net assets to the total net assets of all the joint insureds.

     The Registrant also maintains an Investment Company Blanket Bond covering the Registrant against larceny and embezzlement committed by any director, officer or employee of the Registrant or its adviser who may have access to securities or funds of the Registrant.

(b)  Delaware Law and By-law Provision:

     The General Corporation Law of the State of Delaware, Section 145, as amended, permits the Registrant to indemnify any person "who was or is a party or is threatened to be made a party" to any proceeding by reason of his relationship to the Registrant if he acted in good faith and in a manner reasonably believed to be not opposed to the best interest of the Registrant. Expenses may be paid in advance and insurance may be carried by Registrant. Article 13 of Registrant's By-Laws permits similar indemnification.

(c)  Distributor's Agreement:

     The Distributor's Agreement contains provisions whereby First Priority Investment Corporation ("First Priority") has agreed to indemnify the Registrant, any person who controls the Registrant within the meaning of
     Section 15 of the Securities Act of 1933, and each person who is an officer or director of the Distributor and who is named in the Registration Statement as an officer or director of the Registrant against certain liabilities under the Securities Act of 1933.

(d)  Undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Management" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services", in the Statement of Additional Information constituting Part B, for a description of Markston Investment Management (Registrant's investment adviser) and its business.

     The Members of the Management Committee of the Investment Adviser are as follows:

                                   Other Substantial Business,
                                   Profession, Vocation or
                                   Employment within Past Two
     Name                          Years
     ----                          -----

     Robert T. Budwick             Executive Vice President -
     MBL Life                      Chief Investment Officer, MBL
     520 Broad Street              Life; Director and Chief
     Newark, NJ 07102              Investment Officer, First
                                   Priority.

     Kathleen M. Koerber           Executive Vice President -
     MBL Life                      Operations and Chief Operating
     520 Broad Street              Officer, MBL Life; Director,
     Newark, NJ  07102             First Priority.

     Michael J. Mullarkey          Managing Partner, Markston;
     Markston International, Inc.  Director and Executive Vice
     1 North Lexington Avenue      President, Markston
     White Plains, NY 10601        International, Inc.

     John R. Stone                 Managing Partner, Markston;
     Markston International, Inc.  Director and President, Markston
     1 North Lexington Avenue      International, Inc.
     White Plains, NY 10601

     William G. Clark              Senior Vice President, Pension
     MBL Life                      and Investment Products, MBL
     520 Broad Street              Life; President and Director,
     Newark, NJ 07102              First Priority.

ITEM 29.  PRINCIPAL UNDERWRITERS.

(a) First Priority, Registrant's exclusive distributor, also serves as principal underwriter for the following registered investment companies:
     MBL Growth Fund, Inc., MAP-Government Fund, Inc., and MBL Variable Contract Account-7, and for the following unit investment trusts: MBL Variable Contract Account-2 and MBL Variable Contract Account-3. First Priority also serves as investment adviser for MAP-Government Fund, Inc. and MBL Variable Contract Account-7.

(b)  Information regarding First Priority's officers and directors:

NAME AND PRINCIPAL       POSITIONS WITH           POSITION WITH
BUSINESS ADDRESS *       FIRST PRIORITY            REGISTRANT

William G. Clark         Director and             Director and
                         President                Executive Vice
                                                  President

Robert T. Budwick        Director and Chief       ----
                         Investment Officer

Frank D. Casciano        Director, Vice           ----
                         President and General
                         Counsel

Kathleen M. Koerber      Director                 Director and
                                                  President

Alan J. Bowers           Director                 ----

Albert W. Leier          Director, Vice           Vice President
                         President and            and Treasurer
                         Treasurer

Hal R. Rose              Senior Vice President    ----

Judith C. Keilp          Vice President and       Vice President
                         Secretary                and Secretary

Richard C. Allen         Vice President           ----

Christopher S. Auda      Vice President           ----

James Switlyk            Second Vice President    ----




(c)  None

------------------------------

* All the individuals named above maintain offices at 520 Broad Street, Newark, New Jersey 07102.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
     Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Registrant and Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 or the Registrant's Distributor, First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102.


ITEM 31.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management" in the Prospectus constituting Part A of this Registration Statement and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B, Registrant is not a party to any management-related service contract.


ITEM 32.  UNDERTAKINGS.

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered, without charge, a copy of the Annual Report to Shareholders, upon request made to: First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 1998.


                                   MAP-EQUITY FUND
                                   (Registrant)

                              By:  KATHLEEN M. KOERBER
                                   Kathleen M. Koerber, President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                Title                         Date

 KATHLEEN M. KOERBER     President and Director        April 28, 1998
(Kathleen M. Koerber)    (Principal Executive
                         Officer)


 WILLIAM G. CLARK        Executive Vice President      April 28, 1998
(William G. Clark)       and Director


 HORACE J. DEPODWIN      Director                      April 28, 1998
(Horace J. DePodwin)


 HERBERT M. GROCE        Director                      April 28, 1998
(Herbert M. Groce, Jr.)


 JEROME M. SCHECKMAN     Director                      April 28, 1998
(Jerome M. Scheckman)


 ALBERT W. LEIER         Vice President and            April 28, 1998
(Albert W. Leier)        Treasurer (Principal
                         Financial and
                         Accounting Officer)

                                   MAP-EQUITY FUND

                                    EXHIBIT INDEX



EXHIBIT

(11)  -        CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS.

(16)  -        SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS IN
               REGISTRATION STATEMENT IN RESPONSE TO ITEM 22.

(27) -         FINANCIAL DATA SCHEDULE.